Debt Investment Maturities (Detail) $ in Millions	Jun. 30, 2024 USD ($)
Adjusted Cost Basis
Due in one year or less	$ 19,815
Due after one year through five years	38,954
Due after five years through 10 years	8,028
Due after 10 years	1,412
Debt investments, Adjusted Cost Basis	68,209
Estimated Fair Value
Due in one year or less	19,596
Due after one year through five years	36,779
Due after five years through 10 years	7,242
Due after 10 years	1,282
Total	$ 64,899